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CUSIP NO. 45232710                  13G                    PAGE 12 OF 16 PAGES
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                                                                       Exhibit 1

                                    AGREEMENT

      Pursuant to Rule 13d-1-(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Illumina, Inc.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: February 11, 2005

                                ARCH VENTURE FUND III, L.P.

                                By: ARCH Venture Partners, L.L.C.
                                    its General Partner

                                    By:            *
                                        ------------------------------
                                        Steven Lazarus
                                        Managing Director

                                ARCH VENTURE PARTNERS, L.L.C.

                                    By:            *
                                        ------------------------------
                                        Steven Lazarus
                                        Managing Director

                                            *
                                -------------------------
                                  Steven Lazarus

                                            *
                                -------------------------
                                  Keith Crandell

                                            *
                                -------------------------
                                  Robert Nelsen

                                            *
                                -------------------------
                                  Clinton Bybee

                                             * By: /s/ Mark McDonnell
                                                  ----------------------------
                                                  Mark McDonnell as
                                                  Attorney-in-Fact

This Agreement was executed by Mark McDonnell pursuant to Powers of Attorney attached hereto as Exhibit 2 and incorporated herein by reference.

                              Page 12 of 16 Pages